UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2026

Core Scientific, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

838 Walker Road, Suite 21-2105 Dover, Delaware	19904
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	CORZ	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $6.81 per share	CORZW	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $0.01 per share	CORZZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
Core Scientific, Inc. (the “Company”) is providing the following update with respect to electrical power status of each of its existing and proposed data centers located in Texas.
Denton, Texas: The site’s existing 297 Megawatts of electrical power has been conditionally approved by the Electric Reliability Council of Texas (“ERCOT”) as “Base Load, Pathway (a)” (“longstanding existing load”) based on its status as load energized prior to March 25, 2022 and is not subject to Batch Zero allocation process. The Site’s additional 74 Megawatts of electrical power to be energized was previously incorporated in and validated by ERCOT’s 2025 Regional Transmission Plan (RTP) study cases and is not subject to the Batch Zero process.
Pecos, Texas: The existing 300 Megawatts of electrical power has been conditionally approved in Batch Zero as “Base Load, Pathway (b)” (“existing load energized after March 25, 2022 and before July 10, 2026”). An additional 300 Megawatts has been conditionally approved in Batch Zero as “Studied Load.” All required documentation has been submitted and required posted collateral has been paid. We will not receive the final allocation and load ramp until the conclusion of the Batch Zero process.
Hunt, Texas: The site's planned 431 Megawatts of electrical power has been conditionally approved in Batch Zero as “Base Load, Advancing Large Load, Pathway (e)” (“demonstrated maturity and advancement through the interconnection process”). The Company and its utility partner have completed the required interconnection studies, received ERCOT approval of its 431 Megawatt stability study, posted the required financial collateral, has ordered long-lead equipment, commenced construction, and otherwise satisfied the applicable Pathway (e) documentation requirements.
The information in this Item 7.01 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Dated: September 10, 2026

	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer